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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of THQ Inc. on Form S-8 of our report dated February 13, 2002 and March 8, 2002 as to Note 9, appearing in the Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 2001.



/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
June 19, 2002